UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2018

MAGELLAN GOLD CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Nevada	_333-174287	27-3566922
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification number)

2010A Harbison Drive # 312, Vacaville, CA  95687
(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:   (707) 884-3766

______________________________________________________

(Former name or former address, if changed since last report)

___	Written communications pursuant to Rule 425 under the Securities Act
___	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
___	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
___	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company[X ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [   ]

ITEM 2.03CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBGLIATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

Effective July 26, 2018 the Company sold a 10% Convertible Promissory Note (“Note”) in the principal amount of $63,000 to an institutional investor for a purchase price equal to the principal amount of the Note.   The Note was purchased pursuant to a Securities Purchase Agreement dated July 26, 2018 (the “SPA”).   A copy of the Note and SPA are filed herewith as Exhibits 10.1 and 10.2 respectively.

ITEM 3.02UNREGISTERED SALE OF EQUITY SECURITIES

ITEM 7.01REGULATION FD DISCLOSURE

The following sets forth the information required by Item 701 of Regulation S-K with respect to the unregistered sales of equity securities by Magellan Gold Corporation, a Nevada corporation (the "Company"):

1a.(i) Effective July 24, 2018, the Company and W. Pierce Carson, President, executed an Agreement to Convert Debt, pursuant to which W. Pierce Carson agreed to convert $90,000 in accrued but unpaid executive compensation for the fiscal quarters ending December 31, 2017, March 31, 2018 and June 30, 2018 and a cash advance of $8,100 made to the Company into an aggregate of 4,905,000 shares of Common Stock, valued at $0.02 per share.  A copy of the Agreement to Convert Debt is filed herewith as Exhibit 10.3.

(ii) Effective July 24, 2018, the Company and W. Pierce Carson executed a Restricted Stock Award Agreement pursuant to which the Company granted to Carson a restricted stock award consisting of 4,000,000 shares of Common Stock, valued at $0.02 per share.  1,000,000 of the shares will vest upon the Company completing a milestone, and the remaining 3,000,000 shares are subject to ratable vesting over an 18 month period as set forth in the Restricted Stock Award Agreement (the “RSAA”).   A copy RSAA is filed herewith as Exhibit 10.4

(iii) Effective July 26, 2018 the Company sold a Convertible Note in the principal amount of $63,000 to an institutional investor.  Details of the Note are set forth in Item 2.03 above.

b.(i)The shares issued under 1(a)(i) and (ii) above were issued to the President of the Company who qualifies as an "accredited investor" within the meaning of Rule 501(a) of Regulation D under the Securities Act of 1933 as amended (the "Securities Act").  The shares issued will be “restricted securities” under the Securities Act of 1933, as amended and the certificate evidencing same bears the Company’s customary restrictive legend.

(ii)The Note issued under 1(a)(iii) above was sold to one institutional investor who qualified as an "accredited investor" within the meaning of Rule 501(a) of Regulation D under the Securities Act of 1933 as amended (the "Securities Act").

c.The Company paid no fees or commissions in connection with the issuance of the shares.

d.The securities issued under 1(a)(i) - (iii) above were issued without registration under the Securities Act in reliance upon an exemption from the registration requirements of the Securities Act set forth in Section 4(2) thereunder.

e.The terms of the conversion of debt are disclosed in Item 1.a above.

f.Not applicable.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

Item	Title

10.1	Convertible Promissory Note *
10.2	Securities Purchase Agreement *
10.3	Agreement to Convert Debt
10.4	Restricted Stock Award Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Magellan Gold Corporation

Date: July 30, 2018	By: /s/ W. Pierce Carson W. Pierce Carson, President

* To be filed by amendment